Exhibit 99.2

Wessex House, 5th Floor 45 Reid Street Hamilton HM 12 Bermuda 441-278-9250 441-278-9255 fax Contact: John C.R. Hele Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information

as of September 30, 2011

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.  All information in this financial supplement has been adjusted to reflect the three-for-one share split effected in May 2011. In addition, the Company has reclassified the presentation of certain prior period information to conform to the current period presentation.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Comprehensive Income	4
	d.	Consolidated Statements of Changes in Shareholders’ Equity	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8-9
	c.	Insurance Segment Underwriting Results	10-11
	d.	Reinsurance Segment Underwriting Results	12-13

IV.	Investment Information
	a.	Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution	14
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	15
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	16
	d.	Bank Loan Investments	17

V.	Other
	a.	Comments on Regulation G	18
	b.	Operating Income Reconciliation	19
	c.	Share Repurchase Activity	20
	d.	Annualized Operating Return on Average Common Equity	21
	e.	Capital Structure	22

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2011	2010	Change	2011	2010	Change

Gross premiums written	$860,289	$831,788	3.4%	$2,736,794	$2,602,575	5.2%

Net premiums written	$691,381	$636,117	8.7%	$2,162,202	$2,028,129	6.6%

Net premiums earned	$682,049	$627,409	8.7%	$1,958,623	$1,920,337	2.0%

Underwriting income (loss)	$38,890	$60,486	(35.7)%	$(22,392)	$146,648	(115.3)%

Net investment income	$82,753	$90,768	(8.8)%	$257,731	$274,277	(6.0)%
Per diluted share	$0.60	$0.59	1.7%	$1.86	$1.71	8.8%

Net income available to common shareholders	$162,527	$141,570	14.8%	$273,703	$589,093	(53.5)%
Per diluted share	$1.19	$0.92	29.3%	$1.98	$3.68	(46.2)%

After-tax operating income available to common shareholders (1)	$107,409	$130,672	(17.8)%	$176,746	$361,585	(51.1)%
Per diluted share	$0.78	$0.85	(8.2)%	$1.28	$2.26	(43.4)%

Comprehensive income	$51,980	$363,170	(85.7)%	$235,159	$858,320	(72.6)%

Cash flow from operations	$309,924	$267,424	15.9%	$756,471	$657,561	15.0%

Diluted weighted average common shares and common share equivalents outstanding	137,140,929	153,546,027	(10.7)%	138,542,558	159,951,594	(13.4)%

			% Point			% Point
			Change			Change
Underwriting ratios:
Loss ratio	62.2%	57.3%	4.9	68.9%	59.9%	9.0
Acquisition expense ratio	17.5%	17.6%	(0.1)	17.2%	17.4%	(0.2)
Other operating expense ratio	14.6%	15.5%	(0.9)	15.0%	15.1%	(0.1)
Combined ratio	94.3%	90.4%	3.9	101.1%	92.4%	8.7

Financial measures:

Growth in book value per common share	0.6%	8.7%	(8.1)	4.0%	22.2%	(18.2)

Annualized operating return on average common equity	10.4%	12.3%	(1.9)	5.7%	11.5%	(5.8)

Total return on investments (2)	(0.23)%	3.61%	-384 bps	2.97%	7.08%	-411 bps

(1) See page 18, Comments on Regulation G.

(2) Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio.  Total return is calculated on a pre-tax basis and before investment expenses and includes the effect of financial market conditions along with foreign currency fluctuations.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2011	2011	2011	2010	2010	2010	2010	2009	2009	2011	2010

Gross premiums written	$860,289	$911,939	$964,566	$664,212	$831,788	$817,100	$953,687	$718,712	$937,328	$2,736,794	$2,602,575
Net premiums written	691,381	706,543	764,278	482,911	636,117	624,258	767,754	519,087	727,308	2,162,202	2,028,129

Net premiums earned	$682,049	$642,879	$633,695	$632,146	$627,409	$623,011	$669,917	$708,538	$734,385	$1,958,623	$1,920,337
Fee income	848	784	815	2,814	874	883	794	894	826	2,447	2,551
Losses and loss adjustment expenses	(423,984)	(431,622)	(493,880)	(367,326)	(359,193)	(363,145)	(428,051)	(410,360)	(444,914)	(1,349,486)	(1,150,389)
Acquisition expenses, net	(120,205)	(110,639)	(108,754)	(104,824)	(111,279)	(107,475)	(117,624)	(120,549)	(122,739)	(339,598)	(336,378)
Other operating expenses	(99,818)	(99,166)	(95,394)	(114,454)	(97,325)	(91,030)	(101,118)	(99,305)	(93,723)	(294,378)	(289,473)
Underwriting income (loss)	38,890	2,236	(63,518)	48,356	60,486	62,244	23,918	79,218	73,835	(22,392)	146,648

Net investment income	82,753	86,671	88,307	90,601	90,768	90,537	92,972	93,551	100,213	257,731	274,277
Net realized gains	30,199	45,210	20,695	74,027	68,828	62,114	47,782	89,901	70,638	96,104	178,724
Net impairment losses recognized in earnings	(2,739)	(1,684)	(2,680)	(3,230)	(2,075)	(4,410)	(1,606)	(4,493)	(4,643)	(7,103)	(8,091)
Equity in net income (loss) of investment funds accounted for using the equity method	(30,549)	5,973	29,673	22,990	9,708	(348)	29,050	32,391	69,119	5,097	38,410
Other income (loss)	2,432	(4,265)	4,567	6,165	1,840	4,528	5,978	5,428	5,687	2,734	12,346
Other expenses	(6,180)	(11,397)	(7,026)	(6,881)	(5,796)	(10,503)	(5,688)	(6,680)	(6,020)	(24,603)	(21,987)
Interest expense	(8,125)	(7,758)	(7,721)	(7,460)	(7,371)	(7,916)	(7,260)	(7,015)	(6,001)	(23,604)	(22,547)
Net foreign exchange gains (losses)	60,040	(18,375)	(36,912)	6,039	(65,157)	48,625	38,601	9,051	(19,755)	4,753	22,069
Income before income taxes	166,721	96,611	25,385	230,607	151,231	244,871	223,747	291,352	283,073	288,717	619,849
Income tax benefit (expense)	2,267	1,731	371	3,505	(3,200)	(1,420)	(6,753)	(195)	(2,205)	4,369	(11,373)

Net income	168,988	98,342	25,756	234,112	148,031	243,451	216,994	291,157	280,868	293,086	608,476
Preferred dividends	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(19,383)	(19,383)
Net income available to common shareholders	$162,527	$91,881	$19,295	$227,651	$141,570	$236,990	$210,533	$284,696	$274,407	$273,703	$589,093

Underwriting Ratios
Loss ratio	62.2%	67.1%	77.9%	58.1%	57.3%	58.3%	63.9%	57.9%	60.6%	68.9%	59.9%
Acquisition expense ratio	17.5%	17.1%	17.0%	16.5%	17.6%	17.1%	17.4%	16.9%	16.6%	17.2%	17.4%
Other operating expense ratio	14.6%	15.4%	15.1%	18.1%	15.5%	14.6%	15.1%	14.0%	12.8%	15.0%	15.1%
Combined ratio	94.3%	99.6%	110.0%	92.7%	90.4%	90.0%	96.4%	88.8%	90.0%	101.1%	92.4%

Net premiums written to gross premiums written	80.4%	77.5%	79.2%	72.7%	76.5%	76.4%	80.5%	72.2%	77.6%	79.0%	77.9%

Net income per common share
Basic	$1.24	$0.70	$0.14	$1.59	$0.96	$1.55	$1.32	$1.65	$1.52	$2.07	$3.85
Diluted	$1.19	$0.67	$0.14	$1.51	$0.92	$1.48	$1.26	$1.58	$1.46	$1.98	$3.68

Weighted average common shares and common share equivalents outstanding
Basic	131,560,851	131,232,269	133,499,241	143,320,146	146,993,373	152,962,620	159,117,078	172,139,922	180,468,657	132,090,354	152,979,948
Diluted	137,140,929	137,975,599	140,460,516	150,306,429	153,546,027	159,795,909	166,541,481	179,732,001	187,601,448	138,542,558	159,951,594

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010	2010	2010	2009	2009
Assets
Investments:
Fixed maturities available for sale, at fair value	$9,529,834	$9,247,002	$8,916,017	$8,957,859	$9,692,852	$9,326,574	$9,202,122	$9,306,482	$9,185,443
Short-term investments available for sale, at fair value	799,662	704,495	1,130,142	915,841	780,671	554,304	669,798	571,489	706,157
Investment of funds received under securities lending, at fair value (1)	44,553	145,224	9,951	69,660	200,020	209,635	177,954	91,160	252,500
Equity securities available for sale, at fair value	273,213	320,434	361,639	310,194	79,805	38,879	41,537	249	74
Other investments available for sale, at fair value	229,974	299,845	293,073	275,538	229,488	211,241	125,262	58,751	51,031
Investments accounted for using the fair value option	319,381	321,790	256,614	219,173	175,841	140,541	147,471	139,787	130,082
TALF investments, at fair value	392,455	399,341	400,970	402,449	410,881	407,469	406,997	250,265	250,517
Investments accounted for using the equity method	383,543	399,968	449,206	508,334	500,737	474,971	467,597	468,667	447,918
Total investments	11,972,615	11,838,099	11,817,612	11,659,048	12,070,295	11,363,614	11,238,738	10,886,850	11,023,722

Cash	369,895	411,001	406,877	362,740	365,997	341,469	338,708	334,571	385,149
Accrued investment income	71,264	71,083	69,057	74,837	79,180	72,102	74,214	70,673	77,762
Investment in joint venture	107,642	105,982	105,495	105,698	104,347	103,540	102,946	102,855	101,473
Fixed maturities and short-term investments pledged under securities lending, at fair value	72,399	150,501	198,418	75,575	203,221	214,564	184,221	212,820	609,334
Securities purchased under agreements to resell using funds received under securities lending (1)	20,032	—	185,176	—	—	—	—	115,839	358,996
Premiums receivable	606,963	712,397	633,144	503,434	662,634	706,503	699,385	595,030	697,806
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,840,191	1,855,342	1,772,130	1,763,985	1,715,122	1,721,059	1,711,307	1,720,270	1,768,344
Prepaid reinsurance premiums	267,846	278,587	259,624	263,448	267,240	256,952	250,841	277,985	283,290
Deferred acquisition costs, net	306,810	310,616	302,271	277,861	297,250	293,982	298,371	280,372	303,826
Receivable for securities sold	1,067,188	733,931	749,708	56,145	1,329,508	1,084,122	1,427,085	187,171	998,431
Other assets	727,183	746,267	734,317	669,164	624,395	634,242	628,407	609,323	592,701
Total Assets	$17,430,028	$17,213,806	$17,233,829	$15,811,935	$17,719,189	$16,792,149	$16,954,223	$15,393,759	$17,200,834

Liabilities
Reserve for losses and loss adjustment expenses	8,523,522	8,564,908	8,319,324	8,098,454	8,054,677	7,940,104	$7,898,162	$7,873,412	$7,879,586
Unearned premiums	1,578,419	1,589,497	1,504,162	1,370,075	1,524,100	1,492,550	1,495,265	1,433,331	1,627,519
Reinsurance balances payable	123,815	154,860	131,512	132,452	130,274	128,723	114,254	156,500	159,898
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	125,000	125,000	100,000	100,000	100,000
TALF borrowings, at fair value	314,137	318,441	322,222	325,770	331,797	336,213	346,746	217,565	219,843
Securities lending payable	74,696	155,072	203,925	78,021	209,411	219,796	189,024	219,116	625,706
Payable for securities purchased	1,161,591	838,787	1,266,390	200,192	1,649,462	1,192,181	1,429,529	136,381	1,197,411
Other liabilities	779,477	750,972	760,759	693,968	676,558	659,579	702,486	634,105	630,049
Total Liabilities	12,955,657	12,772,537	12,908,294	11,298,932	13,001,279	12,394,146	12,575,466	11,070,410	12,740,012

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares - Series A and B	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	544	541	535	534	531	529	527	548	595
Additional paid-in capital	150,882	142,001	120,109	110,325	100,640	83,828	95,926	253,466	592,334
Retained earnings	4,696,256	4,533,729	4,441,848	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113
Accumulated other comprehensive income, net of deferred income tax	146,576	263,584	225,405	204,503	388,370	173,231	140,962	138,526	221,780
Common shares held in treasury, at cost	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	—	—	—
Total Shareholders’ Equity	4,474,371	4,441,269	4,325,535	4,513,003	4,717,910	4,398,003	4,378,757	4,323,349	4,460,822
Total Liabilities and Shareholders’ Equity	$17,430,028	$17,213,806	$17,233,829	$15,811,935	$17,719,189	$16,792,149	$16,954,223	$15,393,759	$17,200,834

Common shares outstanding, net of treasury shares (2)	133,005,465	132,771,524	131,850,639	139,632,225	147,676,113	148,891,710	158,129,802	164,285,034	178,572,927

Book value per common share	$31.20	$31.00	$30.34	$29.99	$29.75	$27.36	$25.64	$24.34	$23.16

(1) The Company’s collateral received under securities lending agreements is reinvested in (i) fixed maturities and short-term investments (shown as “Investment of funds received under securities lending , at fair value”) and (ii) collateralized borrowings (shown as “Securities purchased under agreements to resell using funds received under securities lending agreements”).

(2) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2011	2011	2011	2010	2010	2010	2010	2009	2009	2011	2010

Comprehensive Income
Net income	$168,988	$98,342	$25,756	$234,112	$148,031	$243,451	$216,994	$291,157	$280,868	$293,086	$608,476
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	(71,861)	84,862	40,370	(141,807)	264,609	71,087	42,847	(8,954)	300,733	53,371	378,543
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(2,440)	(285)	(578)	(111)	(603)	(308)	(730)	(353)	(3,217)	(3,303)	(1,641)
Reclassification of net realized gains, net of income taxes, included in net income	(30,707)	(47,682)	(20,176)	(43,414)	(56,299)	(32,611)	(37,607)	(74,886)	(52,152)	(98,565)	(126,517)
Foreign currency translation adjustments	(12,000)	1,284	1,286	1,465	7,432	(5,899)	(2,074)	939	209	(9,430)	(541)
Other comprehensive income (loss)	(117,008)	38,179	20,902	(183,867)	215,139	32,269	2,436	(83,254)	245,573	(57,927)	249,844
Comprehensive Income	$51,980	$136,521	$46,658	$50,245	$363,170	$275,720	$219,430	$207,903	$526,441	$235,159	$858,320

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2011	2011	2011	2010	2010	2010	2010	2009	2009	2011	2010

Non-Cumulative Preferred Shares - Series A and B
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	541	535	534	531	529	527	548	595	610	534	548
Common shares issued, net	3	6	1	3	2	7	4	4	1	10	13
Purchases of common shares under share repurchase program	—	—	—	—	—	(5)	(25)	(51)	(16)	—	(30)
Balance at end of period	544	541	535	534	531	529	527	548	595	544	531

Additional Paid-in Capital
Balance at beginning of period	142,001	120,109	110,325	100,640	83,828	95,926	253,466	592,334	681,445	110,325	253,466
Common shares issued, net	(2)	3,904	8	1,334	283	3,275	14	1,173	0	3,910	3,572
Exercise of stock options	3,007	2,245	4,127	2,716	10,486	7,964	16,700	12,380	2,905	9,379	35,150
Common shares retired	—	—	—	—	—	(36,212)	(181,350)	(358,611)	(98,632)	—	(217,562)
Amortization of share-based compensation	5,781	13,877	5,628	5,615	6,074	12,280	7,096	6,199	6,576	25,286	25,450
Other	95	1,866	21	20	(31)	595	—	(9)	40	1,982	564
Balance at end of period	150,882	142,001	120,109	110,325	100,640	83,828	95,926	253,466	592,334	150,882	100,640

Retained Earnings
Balance at beginning of period	4,533,729	4,441,848	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	4,422,553	3,605,809
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(19,383)	(19,383)
Net income	168,988	98,342	25,756	234,112	148,031	243,451	216,994	291,157	280,868	293,086	608,476
Balance at end of period	4,696,256	4,533,729	4,441,848	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	4,696,256	4,194,902

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	263,584	225,405	204,503	388,370	173,231	140,962	138,526	221,780	(23,793)	204,503	138,526
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	(102,568)	37,180	20,194	(185,221)	208,310	38,476	5,240	(83,840)	248,581	(45,194)	252,026
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(2,440)	(285)	(578)	(111)	(603)	(308)	(730)	(353)	(3,217)	(3,303)	(1,641)
Foreign currency translation adjustments, net of deferred income tax	(12,000)	1,284	1,286	1,465	7,432	(5,899)	(2,074)	939	209	(9,430)	(541)
Balance at end of period	146,576	263,584	225,405	204,503	388,370	173,231	140,962	138,526	221,780	146,576	388,370

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	—	—	—	—	(549,912)	—
Shares repurchased for treasury	(21,301)	(36,224)	(237,450)	(258,379)	(53,616)	(237,917)	—	—	—	(294,975)	(291,533)
Balance at end of period	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	—	—	—	(844,887)	(291,533)

Total Shareholders’ Equity	$4,474,371	$4,441,269	$4,325,535	$4,513,003	$4,717,910	$4,398,003	$4,378,757	$4,323,349	$4,460,822	$4,474,371	$4,717,910

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2011	2011	2011	2010	2010	2010	2010	2009	2009	2011	2010

Operating Activities
Net income	$168,988	$98,342	$25,756	$234,112	$148,031	$243,451	$216,994	$291,157	$280,868	$293,086	$608,476
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized gains	(29,615)	(48,886)	(22,481)	(78,261)	(72,534)	(62,406)	(49,483)	(70,680)	(70,612)	(100,982)	(184,423)
Net impairment losses included in earnings	2,739	1,684	2,680	3,230	2,075	4,410	1,606	4,493	4,643	7,103	8,091
Equity in net income or loss of investment funds accounted for using the equity method and other income	31,734	18,945	(355)	(26,110)	(11,545)	(3,368)	(15,012)	(37,819)	(74,985)	50,324	(29,925)
Share-based compensation	5,781	13,877	5,628	5,615	6,074	12,280	7,096	6,199	6,576	25,286	25,450
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	48,397	130,746	155,477	3,546	49,420	71,357	91,247	50,992	79,701	334,620	212,024
Unearned premiums, net of prepaid reinsurance premiums	9,919	63,987	130,136	(149,242)	9,024	236	96,645	(188,951)	(6,983)	204,042	105,905
Premiums receivable	82,200	(77,556)	(118,688)	157,034	63,197	(20,280)	(116,571)	99,023	41,108	(114,044)	(73,654)
Deferred acquisition costs, net	1,115	(7,743)	(22,518)	18,910	47	2,038	(19,655)	23,636	4,356	(29,146)	(17,570)
Reinsurance balances payable	(19,368)	23,109	(7,122)	3,277	(4,853)	19,267	(36,669)	(1,467)	(85)	(3,381)	(22,255)
Other liabilities	5,925	(26,613)	33,366	(47,339)	23,914	(57,219)	41,448	(26,439)	(5,849)	12,678	8,143
Other items, net	2,109	32,075	42,701	19,741	54,574	(4,252)	(33,023)	33,839	31,381	76,885	17,299
Net Cash Provided By Operating Activities	309,924	221,967	224,580	144,513	267,424	205,514	184,623	183,983	290,119	756,471	657,561

Investing Activities
Purchases of:
Fixed maturity investments	(2,729,874)	(4,235,140)	(3,151,767)	(2,434,319)	(5,018,619)	(4,885,606)	(4,597,713)	(5,221,819)	(6,675,195)	(10,116,781)	(14,501,938)
Equity securities	(94,115)	(159,157)	(89,790)	(226,677)	(65,155)	(21,727)	(52,283)	(35,470)	(34,532)	(343,062)	(139,165)
Other investments	(166,449)	(114,588)	(92,777)	(147,127)	(92,955)	(150,631)	(132,819)	(184,598)	(8,528)	(373,814)	(376,405)
Proceeds from the sales of:
Fixed maturity investments	2,299,627	3,323,456	3,232,541	2,670,332	4,872,668	4,668,666	4,443,108	5,054,102	6,066,081	8,855,624	13,984,442
Equity securities	111,467	147,334	52,316	14,522	19,151	25,043	11,725	35,097	3,239	311,117	55,919
Other investments	191,767	119,780	84,967	133,211	68,843	87,536	89,510	200,912	79,378	396,514	245,889
Proceeds from redemptions and maturities of fixed maturities	200,671	283,512	253,898	266,044	226,889	244,312	212,625	146,480	261,604	738,081	683,826
Net (purchases) sales of short-term investments	(123,211)	459,091	(223,415)	(129,794)	(205,411)	96,239	(102,921)	129,070	(48,395)	112,465	(212,093)
Change in investment of securities lending collateral	80,376	48,853	(125,904)	131,389	10,385	(30,772)	30,092	406,590	(51,692)	3,325	9,705
Purchases of furniture, equipment and other	(3,178)	(4,266)	(8,082)	(1,553)	(2,251)	(6,057)	(1,803)	(3,897)	(4,067)	(15,526)	(10,111)
Net Cash Provided By (Used For) Investing Activities	(232,919)	(131,125)	(68,013)	276,028	(186,455)	27,003	(100,479)	526,467	(412,107)	(432,057)	(259,931)

Financing Activities
Purchases of common shares under share repurchase program	(20,833)	(29,552)	(237,173)	(258,150)	(53,398)	(269,054)	(181,272)	(358,656)	(98,194)	(287,558)	(503,724)
Proceeds from common shares issued, net	1,609	(1,397)	2,875	4,693	8,586	3,779	10,591	9,194	2,152	3,087	22,956
Proceeds from borrowings	—	—	—	—	—	50,000	214,526	—	269,843	—	264,526
Repayments of borrowings	(4,225)	(3,919)	(3,695)	(31,072)	(5,646)	(34,022)	(86,317)	(1,103)	(50,000)	(11,839)	(125,985)
Change in securities lending collateral	(80,376)	(48,853)	125,904	(131,389)	(10,385)	30,772	(30,092)	(406,590)	51,692	(3,325)	(9,705)
Other	818	2,467	714	(893)	1,593	2,296	5,061	4,816	88	3,999	8,950
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(19,383)	(19,383)
Net Cash Provided By (Used For) Financing Activities	(109,468)	(87,715)	(117,836)	(423,272)	(65,711)	(222,690)	(73,964)	(758,800)	169,120	(315,019)	(362,365)

Effects of exchange rate changes on foreign currency cash	(8,643)	997	5,406	(526)	9,270	(7,066)	(6,043)	(2,228)	1,324	(2,240)	(3,839)

Increase (decrease) in cash	(41,106)	4,124	44,137	(3,257)	24,528	2,761	4,137	(50,578)	48,456	7,155	31,426
Cash beginning of period	411,001	406,877	362,740	365,997	341,469	338,708	334,571	385,149	336,693	362,740	334,571
Cash end of period	$369,895	$411,001	$406,877	$362,740	$365,997	341,469	$338,708	$334,571	$385,149	$369,895	$365,997

Income taxes paid, net	$3,662	$2,296	$3,670	$3,140	$1,928	$1,430	$704	$5,021	$4,234	$9,628	$4,062
Interest paid	$2,177	$13,084	$2,191	$12,831	$1,832	$13,437	$1,785	$12,556	$529	$17,452	$17,054

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional, casualty clash and other business).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended September 30, 2011 and 2010

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	September 30, 2011			September 30, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$634,280	$227,837	$860,289	$624,490	$208,770	$831,788
Net premiums written	472,986	218,395	691,381	431,361	204,756	636,117

Net premiums earned	$437,970	$244,079	$682,049	$411,881	$215,528	$627,409
Fee income	661	187	848	864	10	874
Losses and loss adjustment expenses	(290,608)	(133,376)	(423,984)	(265,411)	(93,782)	(359,193)
Acquisition expenses, net	(76,763)	(43,442)	(120,205)	(67,309)	(43,970)	(111,279)
Other operating expenses	(77,078)	(22,740)	(99,818)	(77,078)	(20,247)	(97,325)
Underwriting income (loss)	$(5,818)	$44,708	38,890	$2,947	$57,539	60,486

Net investment income			82,753			90,768
Net realized gains			30,199			68,828
Net impairment losses recognized in earnings			(2,739)			(2,075)
Equity in net income (loss) of investment funds accounted for using the equity method			(30,549)			9,708
Other income			2,432			1,840
Other expenses			(6,180)			(5,796)
Interest expense			(8,125)			(7,371)
Net foreign exchange gains (losses)			60,040			(65,157)
Income before income taxes			166,721			151,231
Income tax benefit (expense)			2,267			(3,200)

Net income			168,988			148,031
Preferred dividends			(6,461)			(6,461)
Net income available to common shareholders			$162,527			$141,570

Underwriting Ratios
Loss ratio	66.4%	54.6%	62.2%	64.4%	43.5%	57.3%
Acquisition expense ratio (2)	17.4%	17.8%	17.5%	16.1%	20.4%	17.6%
Other operating expense ratio	17.6%	9.3%	14.6%	18.7%	9.4%	15.5%
Combined ratio	101.4%	81.7%	94.3%	99.2%	73.3%	90.4%

Net premiums written to gross premiums written	74.6%	95.9%	80.4%	69.1%	98.1%	76.5%

(1)                    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)                    The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Nine Months Ended September 30, 2011 and 2010

(U.S. dollars in thousands)

	Nine Months Ended			Nine Months Ended
	September 30, 2011			September 30, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$1,903,868	$836,616	$2,736,794	$1,874,419	$735,942	$2,602,575
Net premiums written	1,360,540	801,662	2,162,202	1,307,122	721,007	2,028,129

Net premiums earned	$1,256,380	$702,243	$1,958,623	$1,246,831	$673,506	$1,920,337
Fee income	2,141	306	2,447	2,491	60	2,551
Losses and loss adjustment expenses	(889,973)	(459,513)	(1,349,486)	(852,716)	(297,673)	(1,150,389)
Acquisition expenses, net	(204,721)	(134,877)	(339,598)	(200,099)	(136,279)	(336,378)
Other operating expenses	(228,580)	(65,798)	(294,378)	(229,525)	(59,948)	(289,473)
Underwriting income (loss)	$(64,753)	$42,361	(22,392)	$(33,018)	$179,666	146,648

Net investment income			257,731			274,277
Net realized gains			96,104			178,724
Net impairment losses recognized in earnings			(7,103)			(8,091)
Equity in net income of investment funds accounted for using the equity method			5,097			38,410
Other income			2,734			12,346
Other expenses			(24,603)			(21,987)
Interest expense			(23,604)			(22,547)
Net foreign exchange gains			4,753			22,069
Income before income taxes			288,717			619,849
Income tax expense			4,369			(11,373)

Net income			293,086			608,476
Preferred dividends			(19,383)			(19,383)
Net income available to common shareholders			$273,703			$589,093

Underwriting Ratios
Loss ratio	70.8%	65.4%	68.9%	68.4%	44.2%	59.9%
Acquisition expense ratio (2)	16.1%	19.2%	17.2%	15.8%	20.2%	17.4%
Other operating expense ratio	18.2%	9.4%	15.0%	18.4%	8.9%	15.1%
Combined ratio	105.1%	94.0%	101.1%	102.6%	73.3%	92.4%

Net premiums written to gross premiums written	71.5%	95.8%	79.0%	69.7%	98.0%	77.9%

(1)          Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)          The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2011		2010		2011		2010
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$114,631	24.2	$88,412	20.5	$294,345	21.6	$277,271	21.2
Programs	79,086	16.7	68,264	15.8	235,111	17.3	212,107	16.2
Professional liability	66,484	14.1	78,873	18.3	183,775	13.5	216,617	16.6
Executive assurance	62,328	13.2	51,503	11.9	172,370	12.7	165,010	12.6
National accounts casualty	17,275	3.7	19,215	4.5	61,863	4.5	53,901	4.1
Construction	23,576	5.0	20,245	4.7	97,493	7.2	92,813	7.1
Casualty	30,563	6.5	28,493	6.6	85,636	6.3	80,573	6.2
Travel and accident	17,404	3.7	19,673	4.6	58,189	4.3	56,751	4.3
Lenders products	22,551	4.8	23,452	5.4	65,151	4.8	61,979	4.7
Healthcare	8,810	1.9	8,705	2.0	26,349	1.9	27,218	2.1
Surety	10,389	2.2	11,128	2.6	29,741	2.2	26,231	2.0
Other (1)	19,889	4.0	13,398	3.1	50,517	3.7	36,651	2.9
Total	$472,986	100.0	$431,361	100.0	$1,360,540	100.0	$1,307,122	100.0

Net premiums earned
Property, energy, marine and aviation	$92,288	21.1	$82,301	20.0	$242,531	19.3	$258,156	20.7
Programs	73,561	16.8	68,404	16.6	212,513	16.9	202,944	16.3
Professional liability	64,403	14.7	69,900	17.0	189,570	15.1	201,451	16.2
Executive assurance	56,783	13.0	51,675	12.5	171,841	13.7	162,865	13.1
National accounts casualty	19,642	4.5	18,595	4.5	58,970	4.7	57,178	4.6
Construction	28,590	6.5	25,664	6.2	84,195	6.7	82,557	6.6
Casualty	30,305	6.9	27,503	6.7	83,561	6.7	83,720	6.7
Travel and accident	19,051	4.3	17,418	4.2	54,105	4.3	51,086	4.1
Lenders products	18,293	4.2	17,593	4.3	56,495	4.5	51,553	4.1
Healthcare	9,340	2.1	9,738	2.4	27,081	2.2	30,021	2.4
Surety	10,091	2.3	9,876	2.4	29,272	2.3	28,157	2.3
Other (1)	15,623	3.6	13,214	3.2	46,246	3.6	37,143	2.9
Total	$437,970	100.0	$411,881	100.0	$1,256,380	100.0	$1,246,831	100.0

Net premiums written by client location
United States	$313,028	66.2	$298,188	69.1	$942,421	69.3	$923,012	70.6
Europe	64,870	13.7	64,320	14.9	224,758	16.5	227,783	17.4
Other	95,088	20.1	68,853	16.0	193,361	14.2	156,327	12.0
Total	$472,986	100.0	$431,361	100.0	$1,360,540	100.0	$1,307,122	100.0

Net premiums written by underwriting location
United States	$302,547	64.0	$285,126	66.1	$899,372	66.1	$884,974	67.7
Europe	145,112	30.7	133,349	30.9	385,532	28.3	357,751	27.4
Other	25,327	5.3	12,886	3.0	75,636	5.6	64,397	4.9
Total	$472,986	100.0	$431,361	100.0	$1,360,540	100.0	$1,307,122	100.0

(1) Includes excess workers’ compensation and employers liability business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2011	2011	2011	2010	2010	2010	2010	2009	2009	2011	2010

Gross premiums written	$634,280	$635,005	$634,583	$527,783	$624,490	$616,353	$633,576	$563,087	$673,986	$1,903,868	$1,874,419
Net premiums written	472,986	438,263	449,291	351,841	431,361	422,837	452,924	369,704	473,676	1,360,540	1,307,122

Net premiums earned	$437,970	$410,819	$407,591	$404,275	$411,881	$405,473	$429,477	$426,649	$443,319	$1,256,380	$1,246,831
Fee income	661	702	778	761	864	874	753	883	814	2,141	2,491
Losses and loss adjustment expenses	(290,608)	(301,642)	(297,723)	(264,848)	(265,411)	(275,294)	(312,011)	(278,746)	(303,304)	(889,973)	(852,716)
Acquisition expenses, net	(76,763)	(66,543)	(61,415)	(63,102)	(67,309)	(65,359)	(67,431)	(60,926)	(60,964)	(204,721)	(200,099)
Other operating expenses	(77,078)	(76,765)	(74,737)	(82,879)	(77,078)	(71,727)	(80,720)	(75,144)	(72,452)	(228,580)	(229,525)
Underwriting income (loss)	$(5,818)	$(33,429)	$(25,506)	$(5,793)	$2,947	$(6,033)	$(29,932)	$12,716	$7,413	$(64,753)	$(33,018)

Underwriting Ratios
Loss ratio	66.4%	73.4%	73.0%	65.5%	64.4%	67.9%	72.6%	65.3%	68.4%	70.8%	68.4%
Acquisition expense ratio (1)	17.4%	16.0%	14.9%	15.4%	16.1%	15.9%	15.5%	14.1%	13.6%	16.1%	15.8%
Other operating expense ratio	17.6%	18.7%	18.3%	20.5%	18.7%	17.7%	18.8%	17.6%	16.3%	18.2%	18.4%
Combined ratio	101.4%	108.1%	106.2%	101.4%	99.2%	101.5%	106.9%	97.0%	98.3%	105.1%	102.6%

Net premiums written
Property, energy, marine and aviation	$114,631	$103,296	$76,418	$44,258	$88,412	$88,194	$100,665	$42,811	$118,536	$294,345	$277,271
Programs	79,086	81,629	74,396	60,969	68,264	73,345	70,498	60,685	66,964	235,111	212,107
Professional liability	66,484	57,906	59,385	51,559	78,873	70,626	67,118	64,385	72,566	183,775	216,617
Executive assurance	62,328	53,974	56,068	54,448	51,503	52,514	60,993	58,561	58,529	172,370	165,010
National accounts casualty	17,275	4,397	40,191	14,024	19,215	3,877	30,809	16,553	30,726	61,863	53,901
Construction	23,576	42,408	31,509	20,014	20,245	44,276	28,292	20,227	30,259	97,493	92,813
Casualty	30,563	24,939	30,134	27,389	28,493	26,617	25,463	23,037	26,753	85,636	80,573
Travel and accident	17,404	19,284	21,501	14,486	19,673	15,272	21,806	15,528	15,998	58,189	56,751
Lenders products	22,551	21,526	21,074	30,942	23,452	22,208	16,319	34,150	14,774	65,151	61,979
Healthcare	8,810	8,422	9,117	10,290	8,705	9,989	8,524	10,610	10,854	26,349	27,218
Surety	10,389	9,618	9,734	7,918	11,128	7,012	8,091	10,716	12,025	29,741	26,231
Other (2)	19,889	10,864	19,764	15,544	13,398	8,907	14,346	12,441	15,692	50,517	36,651
Total	$472,986	$438,263	$449,291	$351,841	$431,361	$422,837	$452,924	$369,704	$473,676	$1,360,540	$1,307,122

Net premiums earned
Property, energy, marine and aviation	$92,288	$76,644	$73,599	$77,811	$82,301	$80,818	$95,037	$91,549	$94,471	$242,531	$258,156
Programs	73,561	71,934	67,018	69,462	68,404	68,381	66,159	67,672	69,436	212,513	202,944
Professional liability	64,403	57,767	67,400	63,152	69,900	63,642	67,909	64,987	63,368	189,570	201,451
Executive assurance	56,783	60,488	54,570	55,270	51,675	54,958	56,232	56,764	56,094	171,841	162,865
National accounts casualty	19,642	18,166	21,162	17,360	18,595	16,810	21,773	19,606	19,969	58,970	57,178
Construction	28,590	27,214	28,391	26,837	25,664	27,982	28,911	31,491	36,667	84,195	82,557
Casualty	30,305	24,829	28,427	25,893	27,503	28,148	28,069	27,198	30,004	83,561	83,720
Travel and accident	19,051	19,455	15,599	15,705	17,418	17,590	16,078	16,580	18,193	54,105	51,086
Lenders products	18,293	19,966	18,236	19,617	17,593	17,153	16,807	17,201	15,353	56,495	51,553
Healthcare	9,340	9,089	8,652	9,701	9,738	10,340	9,943	9,886	12,303	27,081	30,021
Surety	10,091	9,402	9,779	9,810	9,876	8,023	10,258	11,448	12,239	29,272	28,157
Other (2)	15,623	15,865	14,758	13,657	13,214	11,628	12,301	12,268	15,222	46,246	37,143
Total	$437,970	$410,819	$407,591	$404,275	$411,881	$405,473	$429,477	$426,649	$443,319	$1,256,380	$1,246,831

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation and employers liability business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2011		2010		2011		2010
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Casualty (1)	$34,873	16.0	$38,276	18.7	$146,989	18.3	$154,500	21.4
Property excluding property catastrophe (2)	64,495	29.5	70,149	34.3	189,583	23.6	202,956	28.1
Other specialty	40,882	18.7	30,468	14.9	162,464	20.3	104,150	14.4
Property catastrophe	59,961	27.5	40,255	19.7	235,157	29.3	199,460	27.7
Marine and aviation	17,037	7.8	24,913	12.2	61,179	7.6	55,760	7.7
Other	1,147	0.5	695	0.2	6,290	0.9	4,181	0.7
Total	$218,395	100.0	$204,756	100.0	$801,662	100.0	$721,007	100.0

Net premiums earned
Casualty (1)	$49,066	20.1	$52,792	24.5	$149,053	21.2	$182,729	27.1
Property excluding property catastrophe (2)	62,565	25.6	66,438	30.8	183,095	26.1	211,419	31.4
Other specialty	48,722	20.0	25,254	11.7	128,202	18.3	65,315	9.7
Property catastrophe	64,910	26.6	54,206	25.2	176,340	25.1	160,380	23.8
Marine and aviation	17,739	7.3	16,106	7.5	60,458	8.6	50,441	7.5
Other	1,077	0.4	732	0.3	5,095	0.7	3,222	0.5
Total	$244,079	100.0	$215,528	100.0	$702,243	100.0	$673,506	100.0

Net premiums written
Pro rata	$99,884	45.7	$105,844	51.7	$310,412	38.7	$308,838	42.8
Excess of loss	118,511	54.3	98,912	48.3	491,250	61.3	412,169	57.2
Total	$218,395	100.0	$204,756	100.0	$801,662	100.0	$721,007	100.0

Net premiums earned
Pro rata	$110,091	45.1	$103,698	48.1	$320,711	45.7	$336,943	50.0
Excess of loss	133,988	54.9	111,830	51.9	381,532	54.3	336,563	50.0
Total	$244,079	100.0	$215,528	100.0	$702,243	100.0	$673,506	100.0

Net premiums written by client location
United States	$115,128	52.7	$126,882	62.0	$451,459	56.3	$433,257	60.1
Europe	39,892	18.3	25,050	12.2	215,974	26.9	165,570	23.0
Bermuda	17,027	7.8	16,330	8.0	44,192	5.5	62,027	8.6
Other	46,348	21.2	36,494	17.8	90,037	11.3	60,153	8.3
Total	$218,395	100.0	$204,756	100.0	$801,662	100.0	$721,007	100.0

Net premiums written by underwriting location
Bermuda	$127,553	58.4	$116,433	56.9	$449,167	56.0	$397,935	55.2
United States	77,972	35.7	76,183	37.2	268,337	33.5	250,204	34.7
Other	12,870	5.9	12,140	5.9	84,158	10.5	72,868	10.1
Total	$218,395	100.0	$204,756	100.0	$801,662	100.0	$721,007	100.0

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2011	2011	2011	2010	2010	2010	2010	2009	2009	2011	2010

Gross premiums written	$227,837	$277,766	$331,013	$139,015	$208,770	$203,695	$323,477	$159,229	$266,193	$836,616	$735,942
Net premiums written	218,395	268,280	314,987	131,070	204,756	201,421	314,830	149,383	253,632	801,662	721,007

Net premiums earned	$244,079	$232,060	$226,104	$227,871	$215,528	$217,538	$240,440	$281,889	$291,066	$702,243	$673,506
Fee income	187	82	37	2,053	10	9	41	11	12	306	60
Losses and loss adjustment expenses	(133,376)	(129,980)	(196,157)	(102,478)	(93,782)	(87,851)	(116,040)	(131,614)	(141,610)	(459,513)	(297,673)
Acquisition expenses, net	(43,442)	(44,096)	(47,339)	(41,722)	(43,970)	(42,116)	(50,193)	(59,623)	(61,775)	(134,877)	(136,279)
Other operating expenses	(22,740)	(22,401)	(20,657)	(31,575)	(20,247)	(19,303)	(20,398)	(24,161)	(21,271)	(65,798)	(59,948)
Underwriting income (loss)	$44,708	$35,665	$(38,012)	$54,149	$57,539	$68,277	$53,850	$66,502	$66,422	$42,361	$179,666

Underwriting Ratios
Loss ratio	54.6%	56.0%	86.8%	45.0%	43.5%	40.4%	48.3%	46.7%	48.7%	65.4%	44.2%
Acquisition expense ratio	17.8%	19.0%	20.9%	18.3%	20.4%	19.4%	20.9%	21.2%	21.2%	19.2%	20.2%
Other operating expense ratio	9.3%	9.7%	9.1%	13.9%	9.4%	8.9%	8.5%	8.6%	7.3%	9.4%	8.9%
Combined ratio	81.7%	84.7%	116.8%	77.2%	73.3%	68.7%	77.7%	76.5%	77.2%	94.0%	73.3%

Net premiums written
Casualty (1)	$34,873	$40,755	$71,361	$32,274	$38,276	$43,642	$72,582	$68,693	$85,084	$146,989	$154,500
Property excluding property catastrophe (2)	64,495	53,938	71,150	46,835	70,149	57,880	74,927	49,413	90,845	189,583	202,956
Other specialty	40,882	43,937	77,645	27,008	30,468	18,920	54,762	10,578	10,595	162,464	104,150
Property catastrophe	59,961	108,235	66,961	3,529	40,255	70,403	88,802	3,022	50,539	235,157	199,460
Marine and aviation	17,037	19,978	24,164	21,303	24,913	9,609	21,238	17,576	16,187	61,179	55,760
Other	1,147	1,437	3,706	121	695	967	2,519	101	382	6,290	4,181
Total	$218,395	$268,280	$314,987	$131,070	$204,756	$201,421	$314,830	$149,383	$253,632	$801,662	$721,007

Net premiums earned
Casualty (1)	$49,066	$51,493	$48,494	$48,609	$52,792	$59,501	$70,436	$86,193	$88,721	$149,053	$182,729
Property excluding property catastrophe (2)	62,565	57,524	63,006	70,744	66,438	65,742	79,239	94,716	94,837	183,095	211,419
Other specialty	48,722	40,511	38,969	30,296	25,254	22,292	17,769	24,085	23,251	128,202	65,315
Property catastrophe	64,910	59,788	51,642	54,768	54,206	52,301	53,873	56,937	61,772	176,340	160,380
Marine and aviation	17,739	21,093	21,626	22,445	16,106	16,263	18,072	18,882	21,666	60,458	50,441
Other	1,077	1,651	2,367	1,009	732	1,439	1,051	1,076	819	5,095	3,222
Total	$244,079	$232,060	$226,104	$227,871	$215,528	$217,538	$240,440	$281,889	$291,066	$702,243	$673,506

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	September 30,		June 30,		March 31,		December 31,		September 30,
	2011		2011		2011		2010		2010
Investable assets:
Fixed maturities available for sale, at fair value	$9,529,834	78%	$9,247,002	77%	$8,916,017	76%	$8,957,859	76%	$9,692,852	80%
Fixed maturities, at fair value (1)	122,866	1%	102,897	1%	117,391	1%	124,969	1%	117,250	1%
Fixed maturities pledged under securities lending agreements, at fair value (2)	72,399	1%	150,501	1%	161,888	1%	75,575	1%	184,226	2%
Total fixed maturities	9,725,099	80%	9,500,400	79%	9,195,296	78%	9,158,403	78%	9,994,328	83%
Short-term investments available for sale, at fair value	799,662	6%	704,495	6%	1,130,142	10%	915,841	8%	780,671	6%
Short-term investments pledged under securities lending agreements, at fair value (2)	—	0%	—	0%	36,530	0%	—	0%	18,995	0%
Cash	369,895	3%	411,001	3%	406,877	3%	362,740	3%	365,997	3%
Equity securities available for sale, at fair value	273,213	2%	320,434	3%	361,639	3%	310,194	3%	79,805	1%
Equity securities, at fair value (1)	100,719	1%	152,844	1%	100,117	1%	94,204	1%	58,591	0%
Other investments available for sale, at fair value	229,974	2%	299,845	2%	293,073	2%	275,538	2%	229,488	3%
Other investments, at fair value (1)	95,796	1%	66,049	1%	39,106	0%	—	—	—	—
TALF investments, at fair value (3)	392,455	3%	399,341	3%	400,970	3%	402,449	3%	410,881	3%
Investments accounted for using the equity method	383,543	3%	399,968	3%	449,206	4%	508,334	4%	500,737	4%
Securities sold but not yet purchased	(46,526)	0%	(51,626)	0%	(41,863)	0%	(41,143)	(1)%	(17,792)	0%
Securities transactions entered into but not settled at the balance sheet date	(94,403)	(1)%	(104,856)	(1)%	(516,682)	(4)%	(144,047)	(1)%	(319,954)	(3)%
Total investable assets (2)	$12,229,427	100%	$12,097,895	100%	$11,854,411	100%	$11,842,513	100%	$12,101,747	100%

Investment portfolio metrics (1):
Average effective duration (in years)	3.17		2.87		2.73		2.83		3.11
Average credit quality	AA+		AA+		AA+		AA+		AA+
Imbedded book yield (before investment expenses)	3.09%		3.23%		3.36%		3.52%		3.53%

Credit quality distribution of total fixed maturities (2) (4):
AAA	$6,421,366	66%	$6,503,536	68%	$6,435,249	70%	$6,531,757	71%	$7,503,390	75%
AA	1,531,869	16%	1,194,430	13%	1,043,463	11%	1,053,666	12%	993,018	10%
A	754,421	8%	765,831	7%	697,002	7%	605,483	7%	573,298	6%
BBB	555,023	6%	472,491	5%	425,913	5%	388,564	4%	347,810	4%
BB	151,665	1%	158,517	2%	154,537	2%	133,673	1%	132,618	1%
B	140,571	1%	241,538	3%	250,318	3%	242,479	3%	223,582	2%
Lower than B	106,775	1%	97,748	1%	100,409	1%	109,596	1%	115,686	1%
Not rated	63,409	1%	66,309	1%	88,405	1%	93,185	1%	104,926	1%
Total fixed maturities, at fair value	$9,725,099	100%	$9,500,400	100%	$9,195,296	100%	$9,158,403	100%	$9,994,328	100%

(1)   Represents securities which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(2)   In securities lending transactions, the Company receives collateral in excess of the fair value of the fixed maturities and short-term investments pledged under securities lending. This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.

(3)   The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full payment of the loan and is carrying the investments and borrowings at fair value.

(4)   Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at September 30, 2011:

		Gross	Gross	Net
	Fair	Unrealized	Unrealized	Unrealized	Amortized	Fair Value /
	Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporates	$2,533,643	$81,629	$(40,895)	$40,734	$2,492,909	101.6%
Non-U.S. government-backed corporates	256,865	10,470	(1,335)	9,135	247,730	103.7%
FDIC guaranteed corporates	83,358	1,319	—	1,319	82,039	101.6%
U.S. government and government agencies	1,263,665	39,866	(536)	39,330	1,224,335	103.2%
Agency mortgage-backed securities	1,319,052	28,973	(1,730)	27,243	1,291,809	102.1%
Non-agency mortgage-backed securities	226,269	3,530	(19,380)	(15,850)	242,119	93.5%
Agency commercial mortgage-backed securities	385,533	13,919	(637)	13,282	372,251	103.6%
Non-agency commercial mortgage-backed securities	733,372	13,062	(3,593)	9,469	723,903	101.3%
Municipal bonds	1,422,943	66,880	(2,322)	64,558	1,358,385	104.8%
Non-U.S. government securities	852,694	42,570	(15,610)	26,960	825,734	103.3%
Asset-backed securities	647,705	19,529	(8,572)	10,957	636,748	101.7%
Total	$9,725,099	$321,747	$(94,610)	$227,137	$9,497,962	102.4%

Corporates (Excluding Guaranteed Amounts)

The following table summarizes the Company’s corporate bonds by sector and by credit quality at September 30, 2011, excluding guaranteed amounts:

	Estimated Fair Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Financials	$1,206,565	47.6%	9.9%
Industrials	842,348	33.2%	6.9%
Utilities	93,766	3.7%	0.8%
Foreign agencies	74,197	2.9%	0.6%
All other (1)	316,767	12.6%	2.6%
Total	$2,533,643	100.0%	20.7%

Credit quality distribution (2):
AAA	$610,330	24.1%	5.0%
AA	497,114	19.6%	4.1%
A	588,463	23.2%	4.8%
BBB	493,148	19.5%	4.0%
BB	147,840	5.8%	1.2%
B	112,066	4.4%	0.9%
Lower than B	11,069	0.4%	0.1%
Not rated	73,613	3.0%	0.6%
Total	$2,533,643	100.0%	20.7%

(1) Includes sovereign securities, supernational securities and other.

(2) Ratings as assigned by the major rating agencies.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at September 30, 2011, excluding guaranteed amounts and covered bonds:

	Estimated	% of Asset	% of Investable	Credit
Issuer	Fair Value	Class	Assets	Rating (2)

JPMorgan Chase & Co	$57,539	2.3%	0.5%	Aa3
General Electric Co	56,358	2.2%	0.5%	Aa2
Royal Bank of Canada	31,940	1.3%	0.3%	Aa1
Abbey National Treasury Svcs	30,397	1.2%	0.2%	Aa3
National Australia Bank Limited	29,229	1.2%	0.2%	Aa2
Total SA	29,038	1.1%	0.2%	Aa1
Royal Dutch Shell PLC	27,832	1.1%	0.2%	Aa1
Bank of America Corp	26,766	1.1%	0.2%	Baa1
Australia & New Zealand Banking Group Ltd	25,271	1.0%	0.2%	Aa3
Crown Castle Int’l Corp	25,159	1.0%	0.2%	A2
Total	$339,529	13.4%	2.8%

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage-Backed, Commercial Mortgage-Backed and Asset-Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at September 30, 2011, excluding amounts guaranteed by the U.S. government:

			Average	Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$2,547	AAA	$2,482	97.4%	0.0%
	2004	15,950	BBB+	14,428	90.5%	0.1%
	2005	52,187	B+	46,412	88.9%	0.4%
	2006	32,009	CCC+	27,122	84.7%	0.2%
	2007	44,785	CCC	41,144	91.9%	0.3%
	2008	7,902	CCC	7,091	89.7%	0.1%
	2009 (6)	46,621	AAA	48,740	104.5%	0.4%
	2010 (6)	40,118	AAA	38,850	96.8%	0.3%
Total non-agency MBS		$242,119	BBB-	$226,269	93.5%	1.9%

Non-agency CMBS:	1998	$3,536	AAA	$3,606	102.0%	0.0%
	2002	35,360	AAA	35,509	100.4%	0.3%
	2003	44,363	AAA	45,870	103.4%	0.4%
	2004	36,615	AAA	36,471	99.6%	0.3%
	2005	50,112	AAA	49,673	99.1%	0.4%
	2006	6,688	A	6,383	95.4%	0.1%
	2007	92,546	AA-	96,829	104.6%	0.8%
	2008	192	AA+	193	100.5%	0.0%
	2010	246,180	AAA	248,777	101.1%	2.0%
	2011	208,311	AAA	210,061	100.8%	1.7%
Total non-agency CMBS		$723,903	AAA	$733,372	101.3%	6.0%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)

Wtd. average loan age (months)	64	68	45
Wtd. average life (months) (2)	23	65	41
Wtd. average loan-to-value % (3)	70.3%	68.4%	68.6%
Total delinquencies (4)	18.3%	23.3%	4.7%
Current credit support % (5)	37.9%	10.7%	27.7%

(1)   Loans defeased with government/agency obligations represented approximately 4% of the collateral underlying the Company’s CMBS holdings.

(2)   The weighted average life for MBS is based on the interest rates in effect at September 30, 2011.  The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)   The range of loan-to-values on MBS is 32% to 87%, while the range of loan-to-values on CMBS is 31% to 96%.

(4)   Total delinquencies includes 60 days and over.

(5)   Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

(6)   Primarily represents Re-REMICs issued in 2009 and 2010 with an average credit quality of “AAA” from Fitch ratings.

The following table provides information on the Company’s asset-backed securities (ABS) September 30, 2011:

		Average	Fair Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Credit cards (1)	$244,849	AAA	$251,417	102.7%	2.1%
Autos (2)	142,453	AAA	143,377	100.6%	1.2%
U.K. securitized (3)	40,111	AAA	39,865	99.4%	0.3%
Student loans (4)	29,007	AAA	29,569	101.9%	0.2%
Rate reduction bonds (5)	80,106	AAA	84,468	105.4%	0.7%
Other	85,797	AA+	85,749	99.9%	0.7%
	622,323	AAA	634,445	101.9%	5.2%

Home equity (6)	$3,124	AAA	$2,677	85.7%	0.0%
	72	A	71	98.6%	0.0%
	7,662	BBB to B	5,573	72.7%	0.0%
	3,385	CCC to C	4,875	144.0%	0.0%
	182	D	64	35.2%	0.0%
	14,425	BB-	13,260	91.9%	0.1%
Total ABS	$636,748	AAA	$647,705	101.7%	5.3%

The effective duration of the total ABS was 1.2 years at September 30, 2011.

(1)   The weighted average credit support % on credit cards is 18.9%.

(2)   The weighted average credit support % on autos is 43.7%.

(3)   The weighted average credit support % on U.K. securitized is 17.7%.

(4)   The weighted average credit support % on student loans is 10.0%.

(5)   The weighted average credit support % on rate reduction bonds is 10.4%.

(6)   The weighted average credit support % on home equity is 22.6%.

The Company’s investment portfolio included $42.3 million par in sub-prime securities at September 30, 2011, with an estimated market value of $16.7 million and an average credit quality of “Ba2/BBB-”. Such amounts were primarily in the home equity sector with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $8.5 million estimated market value of sub-prime securities with an average credit quality of “CCC” from Standard & Poors and “Caa3” from Moody’s.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

The Company’s investments in bank loans are included in the following categories at September 30, 2011:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

Investment funds accounted for using the equity method	$131,703	43.9%	1.1%
Corporate bonds	90,092	30.0%	0.7%
Other investments	78,510	26.1%	0.6%
Total	$300,305	100.0%	2.5%

The following table summarizes the Company’s bank loans by currency (translated into U.S. Dollars) at September 30, 2011:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

U.S.-denominated	$208,981	69.6%	1.7%
Euro-denominated	91,324	30.4%	0.7%
Total	$300,305	100.0%	2.5%

The following table summarizes the Company’s bank loans by major sector at September 30, 2011:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets
Sector:
Consumer cyclical	$67,741	22.6%	0.6%
Media	41,762	13.9%	0.3%
Industrials	39,786	13.2%	0.3%
Basic materials	27,034	9.0%	0.2%
Consumer non-cyclical	21,051	7.0%	0.2%
Utilities	18,476	6.2%	0.2%
All other	84,455	28.1%	0.7%
Total	$300,305	100.0%	2.5%

Weighted average rating factor (Moody’s)	B2

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income available to common shareholders along with related per common share results:

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2011	2011	2011	2010	2010	2010	2010	2009	2009	2011	2010

After-tax operating income available to common shareholders	$107,409	$61,478	$7,859	$129,489	$130,672	$132,182	$98,731	$159,431	$160,332	$176,746	$361,585
Net realized gains (losses), net of tax	28,458	44,799	21,585	71,821	68,611	61,119	45,503	88,592	69,190	94,842	175,233
Net impairment losses recognized in earnings, net of tax	(2,739)	(1,684)	(2,680)	(3,230)	(2,075)	(4,410)	(1,606)	(4,493)	(4,643)	(7,103)	(8,091)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(30,549)	5,973	29,673	22,990	9,708	(348)	29,050	32,391	69,119	5,097	38,410
Net foreign exchange (losses) gains, net of tax	59,948	(18,685)	(37,142)	6,581	(65,346)	48,447	38,855	8,775	(19,591)	4,121	21,956
Net income available to common shareholders	$162,527	$91,881	$19,295	$227,651	$141,570	$236,990	$210,533	$284,696	$274,407	$273,703	$589,093

Diluted per common share results:
After-tax operating income available to common shareholders	$0.78	$0.45	$0.06	$0.86	$0.85	$0.83	$0.59	$0.89	$0.85	$1.28	$2.26
Net realized gains (losses), net of tax	0.21	0.32	0.15	0.48	0.45	0.38	0.27	0.49	0.37	0.68	1.09
Net impairment losses recognized in earnings, net of tax	(0.02)	(0.01)	(0.02)	(0.02)	(0.01)	(0.03)	(0.01)	(0.03)	(0.03)	(0.05)	(0.05)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(0.22)	0.04	0.21	0.15	0.06	0.00	0.18	0.18	0.37	0.04	0.24
Net foreign exchange (losses) gains, net of tax	0.44	(0.13)	(0.26)	0.04	(0.43)	0.30	0.23	0.05	(0.10)	0.03	0.14
Net income available to common shareholders	$1.19	$0.67	$0.14	$1.51	$0.92	$1.48	$1.26	$1.58	$1.46	$1.98	$3.68

Weighted average common shares and common share equivalents outstanding — diluted	137,140,929	137,975,599	140,460,516	150,306,429	153,546,027	159,795,909	166,541,481	179,732,001	187,601,448	138,542,558	159,951,594

Arch Capital Group Ltd. and Subsidiaries

Share Repurchase Activity

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s share repurchase program:

	Three Months Ended									Cumulative
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2011	2011	2011	2010	2010	2010	2010	2009	2009	2011

Effect of share repurchases:
Aggregate cost of shares repurchased	$20,833	$29,552	$237,173	$258,151	$53,398	$269,054	$181,272	$358,655	$98,194	$2,558,030
Shares repurchased	655,772	881,961	8,062,383	8,679,051	2,043,195	10,932,681	7,589,739	15,444,813	4,599,741	104,758,118
Average price per share repurchased	$31.77	$33.51	$29.42	$29.74	$26.13	$24.61	$23.88	$23.22	$21.35	$24.42

Average book value per common share (1)	$31.10	$30.67	$30.17	$29.87	$28.55	$26.50	$24.99	$23.75	$21.71

Average repurchase price-to-book multiple	1.02x	1.09x	0.98x	1.00x	0.92x	0.93x	0.96x	0.98x	0.98x

Remaining share repurchase authorization (2)	$941,970

(1)	Equals average of beginning and ending book value per common share for each period presented.
(2)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2012.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2011	2011	2011	2010	2010	2010	2010	2009	2009	2011	2010

After-tax operating income available to common shareholders	$107,409	$61,478	$7,859	$129,489	$130,672	$132,182	$98,731	$159,431	$160,332	$176,746	$361,585
Annualized after-tax operating income available to common shareholders (a)	$429,636	$245,912	$31,436	$517,956	$522,688	$528,728	$394,924	$637,724	$641,328	$235,661	$482,113

Beginning common shareholders’ equity	$4,116,269	$4,000,535	$4,188,003	$4,392,910	$4,073,003	$4,053,757	$3,998,349	$4,135,822	$3,704,968	$4,188,003	$3,998,349
Ending common shareholders’ equity	4,149,371	4,116,269	4,000,535	4,188,003	4,392,910	4,073,003	4,053,757	3,998,349	4,135,822	4,149,371	4,392,910
Average common shareholders’ equity (b)	$4,132,820	$4,058,402	$4,094,269	$4,290,457	$4,232,957	$4,063,380	$4,026,053	$4,067,086	$3,920,395	$4,168,687	$4,195,630

Annualized operating return on average common equity (a)/(b)	10.4%	6.1%	0.8%	12.1%	12.3%	13.0%	9.8%	15.7%	16.4%	5.7%	11.5%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010	2010	2010	2009	2009
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 18, 2014 (variable)	100,000	100,000	100,000	100,000	125,000	125,000	100,000	100,000	100,000
Total debt	$400,000	$400,000	$400,000	$400,000	$425,000	$425,000	$400,000	$400,000	$400,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (2)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	4,149,371	4,116,269	4,000,535	4,188,003	4,392,910	4,073,003	4,053,757	3,998,349	4,135,822
Total shareholders’ equity	$4,474,371	$4,441,269	$4,325,535	$4,513,003	$4,717,910	$4,398,003	$4,378,757	$4,323,349	$4,460,822

Total capital	$4,874,371	$4,841,269	$4,725,535	$4,913,003	$5,142,910	$4,823,003	$4,778,757	$4,723,349	$4,860,822

TALF non-recourse borrowings, at market value, due between 2012 to 2015 (various) (3)	314,137	318,441	322,222	325,770	331,797	336,213	346,746	217,565	219,843

Total capital and TALF non-recourse borrowings	$5,188,508	$5,159,710	$5,047,757	$5,238,773	$5,474,707	$5,159,216	$5,125,503	$4,940,914	$5,080,665

Common shares outstanding, net of treasury shares (b)	133,005,465	132,771,524	131,850,639	139,632,225	147,676,113	148,891,710	158,129,802	164,285,034	178,572,927

Book value per common share (4) (a)/(b)	$31.20	$31.00	$30.34	$29.99	$29.75	$27.36	$25.64	$24.34	$23.16

Leverage ratios:
Senior notes/total capital	6.2%	6.2%	6.3%	6.1%	5.8%	6.2%	6.3%	6.4%	6.2%
Revolving credit agreement borrowings/total capital	2.1%	2.1%	2.1%	2.0%	2.4%	2.6%	2.1%	2.1%	2.1%
Debt/total capital	8.2%	8.3%	8.5%	8.1%	8.3%	8.8%	8.4%	8.5%	8.2%
Preferred/total capital	6.7%	6.7%	6.9%	6.6%	6.3%	6.7%	6.8%	6.9%	6.7%
Debt and preferred/total capital	14.9%	15.0%	15.3%	14.8%	14.6%	15.6%	15.2%	15.3%	14.9%

(1)	8,000,000 shares. ACGL has the right to redeem all or a portion of the shares at a redemption price of $25 per share.
(2)	5,000,000 shares. ACGL has the right to redeem all or a portion of the shares at a redemption price of $25 per share.
(3)

The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. The Company excludes the TALF non-recourse borrowings from the calculations of leverage ratios and total capital due to the nature of the borrowings. If the TALF non-recourse borrowings were included in the leverage ratios and total capital, the ratio of debt to total capital would have been 13.8% and the ratio of debt and preferred to total capital would have been 20.0% at September 30, 2011.

(4)	Excludes the effects of stock options and restricted stock units outstanding.